UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 21, 2009

       The South Financial Group, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina		29601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   OTHER EVENTS.

     The Opinion and Consent of William P. Crawford, Jr. as to the validity of the 10,000,000 shares of common stock, $1.00 par value, of The South Financial Group, Inc. to be issued in connection with the exercise of the underwriter’s over-allotment option described in the Prospectus Supplement dated June 19, 2009 are each filed herewith and are each incorporated by reference into the Registration Statement on Form S-3 (File No. 333-157706).

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
5.1	Opinion of William P. Crawford, Jr.
23.1	Consent of William P. Crawford, Jr. (included in Exhibit 5.1)

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2009

THE SOUTH FINANCIAL GROUP, INC.

By: /s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President, Chief Legal & Risk Officer

Exhibit Index

Exhibit	Description
5.1	Opinion of William P. Crawford, Jr.
23.1	Consent of William P. Crawford, Jr. (included in Exhibit 5.1)